[LOGO] MFS (SM)                                            Semiannual Report
INSTITUTIONAL ADVISORS, INC.                               December 31, 1997

MFS(R) INSTITUTIONAL GLOBAL FIXED INCOME FUND
(formerly MFS(R) Institutional Worldwide Fixed Income Fund)


 [Graphic Omitted)

 MFS(R) INSTITUTIONAL GLOBAL FIXED INCOME FUND
(formerly MFS(R) Institutional Worldwide Fixed Income Fund)

TRUSTEES                           INVESTMENT ADVISER
Nelson J. Darling, Jr.             Massachusetts Financial Services Company
Trustee, Eastern Enterprises       500 Boylston Street
(diversified holding company)      Boston, MA 02116-3741

William R. Gutow                   DISTRIBUTOR
Vice Chairman,                     MFS Fund Distributors, Inc.
Capitol Entertainment              500 Boylston Street
 Management Company                Boston, MA 02116-3741
(Blockbuster Video franchise)
                                   INVESTOR SERVICE
PORTFOLIO MANAGER                  MFS Service Center, Inc.
Richard O. Hawkins*                P.O. Box 1400
                                   Boston, MA 02107-9906
TREASURER
W. Thomas London*                  For additional information,
                                   contact your financial adviser.
ASSISTANT TREASURERS
Mark E. Bradley*                   AUDITORS
Ellen Moynihan*                    Deloitte & Touche LLP
James O. Yost*
                                   CUSTODIAN
SECRETARY                          State Street Bank and Trust Company
Stephen E. Cavan*
                                   WORLD WIDE WEB
ASSISTANT SECRETARY                www.mfs.com
James R. Bordewick, Jr.*

[graphic omitted]

For the fourth year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contact," "keeping you informed," and "ease of doing business" with the firm.

*Affiliated with the Investment Adviser

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
-------------------------------------------------------------------------------

MFS Mourns Chairman's Passing

It is with deep regret that we inform you of the death on February 2, 1998, of
A. Keith Brodkin, Chairman and Chief Executive Officer of MFS Investment Management(SM). Mr. Brodkin joined MFS in 1970 and made enormous contributions to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.

LETTER TO SHAREHOLDERS

Dear Shareholders:
Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998 as a result of lower interest rates and continuing growth in the money supply. While U.S. economic growth continues to be impressive, events in the Pacific Rim will somewhat offset that and, therefore, markets are likely to continue to focus on Federal Reserve Board (Fed) activity.

Internationally, the second half of 1997 brought turmoil to the world's investment markets as concerns about Asia mounted and as liquidity, which has been high for the past few years, began to dry up. While markets in Europe, the United States, and even Latin America performed reasonably well, the cumulative effect of large current-account deficits, followed by the collapse of several large financial institutions and corporations, created a situation in Asia that could remain unstable for some time. Although the Asian crisis affected other emerging markets, valuations in several of them have become more attractive, and we believe the long-term case for emerging markets remains intact. In Europe, the uncertainty over economic union appears to have diminished somewhat. Growth has begun accelerating on the continent and may exceed U.S. growth in 1998.

The U.S. government bond market has benefited from the deflationary events in Asia, while the high-yield and emerging-debt markets have come under severe pressure. Inflation remains under control, and the Fed will most likely take a wait-and-see attitude toward raising interest rates. As a result, our near-term outlook for high-grade markets is neutral to moderately positive. At the same time, high-yield markets, having gone through a substantial correction, could offer reasonable value but require careful selection. Overall, fixed-income markets appear to be reasonably valued.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
President, MFS Investment Management

January 12, 1998

PORTFOLIO MANAGER'S OVERVIEW

Dear Shareholders:
The second half of 1997 was kinder than the first half to global bond markets. Bond markets rallied to new lows in yield and the dollar finally gave up some ground against the European currencies. For the six months ended December 31, 1997, the Fund provided a total return of 1.80% (including the reinvestment of distributions), which compares to a 2.52% return for the J.P. Morgan Global Government Bond Index (the Morgan Index), an aggregate of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year.

Looking first at the bond side and starting with the United States, the big question has been: What is the Fed going to do? Two important issues for the Fed are always growth and inflation. On the growth side, we have consistently believed the economy would remain strong because the situation for consumers is so favorable and because investment continues to be quite strong. We've been right on that; where we've not been right is on inflation. Given our expectations of continued U.S. growth, with ever-lower unemployment and increasing constraints on resources in the economy, we had believed that inflation would stabilize and, if anything, pick up over the course of the year. But to the surprise of many people (including Fed Chairman Alan Greenspan), inflation has fallen, as have inflation expectations. So, the most important trend for the bond market has been the surprising decline in inflation, bringing yields down despite strong growth. While our defensive position on the U.S. Treasury market hurt us in the second quarter, we changed our position as we realized inflation was continuing to perform remarkably well, and we increased the Fund's duration, or sensitivity to changes in interest rates, for the second half of the year.

For the bulk of the second half, we have been consistently underweighted in the U.S. market in favor of one or another of the three other dollar markets (Canada, Australia, and New Zealand). We have been most consistently overweighted in Australia. In fact, Australian yield spreads have declined dramatically versus those of the United States and, therefore, Australian bonds have outperformed. Inflation in Australia is extremely low, even below U.S. levels. For most of the year, the economy trended weaker, and the central bank has been cutting interest rates. South Korea is Australia's number two export market, and Japan is number one. So, clearly, if the Asian crisis deepens, Australia's export side isn't going to be as strong. Domestically, the Australian economy looks stronger but, in our view, the odds of an acceleration in growth are not that great. We still like the market, in part because the Asian crisis will tend to dampen growth and inflation.

Turning to Europe, we started the year with a significantly overweighted position in European bonds. As the year progressed and yield spreads in Europe narrowed, we cut back on the European weighting and brought the dollar-bloc weighting up commensurately. The narrowing of spreads has reached a point at which current yield levels almost fully reflect the advent of a single European currency. Europe is in a unique situation right now. Almost all economic issues have been subsumed to the issue of European monetary union
(EMU). The relative performance of government debt among nations depends almost entirely on the likelihood of each country's joining the first round of EMU in 1999. This has tightened yield spreads among all European markets. In this environment, we have concentrated holdings in some of the higher-yielding markets such as Italy, Spain, Sweden, Denmark, and the United Kingdom. Even countries unlikely to join EMU in the first round, such as Sweden and the United Kingdom, have performed well in this environment. If the United Kingdom waits until 2002 or 2003 to join EMU, its government will still need to prepare its economy fairly soon in order to get the pound into the European exchange-rate mechanism.

On the currency side, we've had a bias toward a stronger dollar this year, especially against the Japanese yen, which has proven to be correct. What was surprising was the magnitude of the dollar's rise against European currencies, which we believed reflected excessive concern in the market about the possible weakness of the new Euro currency. But since September, the German mark's strength against the dollar has been more in line with our expectations, reflecting a more realistic assessment of prospects for the Euro. In an environment of a strong dollar, our policy is to hedge out losses that would otherwise be incurred from owning foreign assets. However, given that the nature of this Fund is to offer some international diversification, only under very extreme circumstances would we be 100% hedged, which would make the portfolio in practical terms a dollar portfolio. So the very strong dollar has created a significant drag on returns in 1997, not only for this Fund but also for the entire global bond asset category. When the cycle turns and the dollar weakens, we believe foreign currency exposure will again add to performance.

Looking ahead, everything hinges on Asia. That situation contains the kernels of what could turn out to be something similar to the Latin American debt debacle of the 1980s. The Asian nations are trade oriented and have close financial and trade relationships with the rest of the world. If the Asian contagion spreads, it would tend to bring yields down globally, creating a very bond-friendly environment. On the other hand, should a firewall be built to contain the region's economic difficulties, then the outcome could be very different. For example, given the continued strength of the U.S. economy, it's quite possible that, in the absence of Asian uncertainty, the Fed would raise interest rates. European economies are also accelerating as we go into 1998. So, for the time being we're running a middle course, and a key strategy for our bond duration will be to determine which of the two scenarios plays out. Since Australia and New Zealand are so closely tied to Asian events, we see a potential for falling yields there as well. In Europe, fewer and fewer markets offer real value relative to Germany. Sweden and the United Kingdom, both of which are unlikely to join EMU in the first round, still offer attractive spreads to the core markets, so we're likely to remain overweighted there for the time being. In Japan, our weighting has varied between 10% and 15% for most of the year, which is higher than the average global bond fund due to our perception that Japanese growth is unlikely to accelerate and that deflation, not inflation, remains the reality. Indeed, yields have dropped to levels that reflect this. Also, the government is under increasing pressure to come up with programs to stimulate the economy and provide capital for the banking sector. So we will remain in that 10% to 15% range initially, but should new policy initiatives appear likely to succeed in boosting growth, we would reduce the weighting in Japan. The dollar may struggle more in 1998, given the likely drag from an expanding trade deficit and the vulnerability of the U.S. stock market, although the dollar could be supported by relatively strong U.S. growth.

Respectfully,

/s/ Richard O. Hawkins

Richard O. Hawkins
Portfolio Manager

PORTFOLIO MANAGER'S PROFILE

Richard O. Hawkins joined MFS in 1988 and was named Vice President in 1991, Senior Vice President in 1994, and International Fixed Income department head in 1995. A graduate of Brown University, he holds a Master of Business Administration degree from the University of Pennsylvania Wharton School of Finance and has managed MFS Institutional Global Fixed Income Fund since 1996.

Effective January 2, 1998, the fund is being managed by Stephen C. Bryant. Stephen C. Bryant joined MFS in 1987 as an Assistant Vice President -- Investments in the Fixed Income Department and was named Vice President -- Investments in 1989, and Senior Vice President in 1993. Mr. Bryant is a graduate of Wesleyan University.

OBJECTIVE AND POLICIES

The Fund's investment objective is to seek not only preservation but also growth of capital, together with moderate current income. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its assets in an internationally diversified portfolio of fixed-income securities.

Commencement of investment operations: September 30, 1992

PERFORMANCE SUMMARY

Because mutual funds like MFS Institutional Global Fixed Income Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. The minimal initial investment is generally $3 million. Shares of the fund are purchased at net asset value.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF DECEMBER 31, 1997 (net asset value change including reinvested distributions)

                             6 Months     1 Year     5 Years      Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return        +1.80%     -0.40%     +33.89%           +28.39%
-------------------------------------------------------------------------------
Average Annual Total Return       --      -0.40%     + 6.01%           + 4.87%
-------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, September 30, 1992, through December 31, 1997.

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1997
Bonds - 97.9%
----------------------------------------------------------------------------------------------------
                                                                 Principal Amount
Issuer                                                              (000 Omitted)              Value
----------------------------------------------------------------------------------------------------
U.S. Bonds - 50.4%
  U.S. Federal Agencies - 8.5%
    Federal National Mortgage Assn., 2.125s, 2007                 $       400,000        $ 3,131,171
----------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 41.9%
    U.S. Treasury Bond, 9.875s, 2015                              $         1,200        $ 1,707,936
    U.S. Treasury Notes, 6.5s, 2005                                         8,400          8,757,000
    U.S. Treasury Notes, 6.625s, 2002                                       4,820          4,978,144
                                                                                         -----------
                                                                                         $15,443,080
----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                         $18,574,251
----------------------------------------------------------------------------------------------------
Foreign Bonds - 47.5%
  Germany - 14.2%
    Germany Fed Rep, 6.25s, 2006                                DEM         6,081        $ 3,590,395
    Treuhandanstalt, 6s, 2003                                               2,795          1,630,028
                                                                                         -----------
                                                                                         $ 5,220,423
----------------------------------------------------------------------------------------------------
  Italy - 6.2%
    Republic of Italy, 8.5s, 2004                               ITL     2,105,000        $ 1,376,021
    Republic of Italy, 9.5s, 1999                                       1,545,000            912,577
                                                                                         -----------
                                                                                         $ 2,288,598
----------------------------------------------------------------------------------------------------
  Japan - 12.9%
    Japan Development Bank, 2.875s 2006                         JPY       190,000        $ 1,576,273
    International Bank of Reconstruction and Development,
      4.5s, 2003                                                          358,000          3,190,235
                                                                                         -----------
                                                                                         $ 4,766,508
----------------------------------------------------------------------------------------------------
  Spain - 3.2%
    Kingdom of Spain, 7.35s, 2007                               ESP       160,480        $ 1,184,872
----------------------------------------------------------------------------------------------------
  Sweden - 2.1%
    Kingdom of Sweden, 6s, 2005                                 SEK         3,100        $   393,657
    Kingdom of Sweden, 13s, 2001                                            2,500            386,948
                                                                                         -----------
                                                                                         $   780,605
----------------------------------------------------------------------------------------------------
  United Kingdom - 8.9%
    U.K. Treasury Stock, 7.75s, 2006                            GBP           970        $ 1,738,261
    U.K. Treasury Stock, 10s, 2003                                            810          1,549,805
                                                                                         -----------
                                                                                         $ 3,288,066
----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                      $17,529,072
----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $36,671,866)                                               $36,103,323
----------------------------------------------------------------------------------------------------
Put Options Purchased - 0.7%
----------------------------------------------------------------------------------------------------
                                                                 Principal Amount
                                                                     of Contracts
Issuer/Expiration Month/Strike Price                                 (000 Omitted)            Value
----------------------------------------------------------------------------------------------------
    Japanese Yen/U.S. Dollars/May/130 (Premiums Paid,
      $223,567)                                                 JPY     1,447,397        $   254,742
----------------------------------------------------------------------------------------------------
    Total Investments (Identified Cost, $36,895,433)                                     $36,358,065
----------------------------------------------------------------------------------------------------

Call Options Written - (0.2)%
----------------------------------------------------------------------------------------------------
                                                                 Principal Amount
                                                                     of Contracts
Issuer/Expiration Month/Strike Price                                 (000 Omitted)             Value
----------------------------------------------------------------------------------------------------
    Japanese Yen/U.S. Dollars/May/119 (Premiums Received,
      $113,023)                                                 JPY       716,176        $  (58,010)
----------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.6%                                                        591,735
----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $36,891,790
----------------------------------------------------------------------------------------------------

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

         CAD = Canadian Dollar       GBP = British Pounds
         CHF = Swiss Franc           ITL = Italian Lire
         DEM = Deutsche Marks        JPY = Japanese Yen
         ESP = Spanish Pesetas       NLG = Netherlands Guilder
         FIM = Finnish Markka        NZD = New Zealand Dollar
         FRF = French Franc          SEK = Swedish Kronor

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
-------------------------------------------------------------------------------
December 31, 1997
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $36,895,433)              $36,358,065
  Net receivable for forward foreign currency exchange
    contracts to sell                                                   902,129
  Net receivable for closed forward foreign currency exchange
    contracts                                                           601,768
  Receivable for investments sold                                     2,156,246
  Interest receivable                                                   616,175
  Receivable from Investment Adviser                                     67,479
  Other assets                                                              591
                                                                    -----------
      Total assets                                                  $40,702,453
                                                                    -----------
Liabilities:
  Cash overdraft                                                    $   516,868
  Payable for investments purchased                                   1,663,110
  Written options outstanding, at value (premiums received,
    $113,023)                                                            58,010
  Net payable for forward foreign currency exchange contracts
    to purchase                                                       1,523,506
  Payable to affiliates for management fee                                  659
  Accrued expenses and other liabilities                                 48,510
                                                                    -----------
      Total liabilities                                             $ 3,810,663
                                                                    -----------
Net assets                                                          $36,891,790
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $45,470,359
  Unrealized depreciation on investments and translation of
    assets and liabilities in
    foreign currencies                                                 (520,380)
  Accumulated undistributed net realized loss on investments
    and foreign currency transactions                                (8,662,619)
  Accumulated undistributed net investment income                       604,430
                                                                    -----------
      Total                                                         $36,891,790
                                                                    ===========
Shares of beneficial interest outstanding                            4,595,836
                                                                     =========
Net asset value, redemption price, and offering price per
  share(net assets of $36,891,790 / 4,595,836 shares of
  beneficial interest outstanding)                                     $8.03
                                                                       =====
See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
Six Months Ended December 31, 1997
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                         $1,635,735
                                                                     ----------
  Expenses -
    Management fee                                                   $  168,081
    Trustees' compensation                                                3,125
    Shareholder servicing agent fee                                       1,965
    Administrative fee                                                    3,586
    Auditing fees                                                        34,652
    Custodian fees                                                       15,212
    Registration fees                                                    10,665
    Legal fees                                                            1,341
                                                                     ----------
      Total expenses                                                 $  238,627
    Fees paid indirectly                                                 (3,068)
    Preliminary reduction of expenses by investment adviser             (67,479)
                                                                     ----------
      Net expenses                                                   $  168,080
                                                                     ----------
        Net investment income                                        $1,467,655
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $  291,995
    Written option transactions                                          99,222
    Foreign currency transactions                                       (87,844)
    Interest rate swap transactions                                      77,997
                                                                     ----------
        Net realized gain on investments and foreign currency
          transactions                                               $  381,370
                                                                     ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                      $ (391,715)
    Written options                                                      86,542
    Translation of assets and liabilities in foreign currencies         (80,295)
                                                                     ----------
        Net unrealized loss on investments and foreign currency
          translation                                                $ (385,468)
                                                                     ----------
          Net realized and unrealized loss on investments and
            foreign currency                                         $   (4,098)
                                                                     ----------
            Increase in net assets from operations                   $1,463,557
                                                                     ==========
See notes to financial statements

FINANCIAL STATEMENTS- continued
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
                                                            Six Months Ended          Year Ended
                                                           December 31, 1997       June 30, 1997
------------------------------------------------------------------------------------------------
Increase (Decrease) in net assets:
From operations -
  Net investment income                                         $  1,467,655        $ 3,996,495
  Net realized gain (loss) on investments and foreign
    currency transactions                                            381,370         (1,956,723)
  Net unrealized loss on investments and foreign currency
    translation                                                     (385,468)            81,324
                                                                ------------        -----------
    Increase in net assets from operations                      $  1,463,557        $ 2,121,096
                                                                ------------        -----------
Distributions declared to shareholders -
  From net investment income                                    $ (5,101,670)       $ 3,729,868)
                                                                ------------        -----------
Net decrease in net assets from Fund share transactions         $(12,987,023)       $ 7,681,199)
                                                                ------------        -----------
      Total decrease in net assets                              $(16,625,136)       $(9,289,971)
Net assets:
  At beginning of period                                          53,516,926         62,806,897
                                                                ------------        -----------
  At end of period (including accumulated undistributed
    net investment income of $604,430, and $4,238,445,
    respectively)                                               $ 36,891,790        $53,516,926
                                                                ============        ===========
See notes to financial statements

FINANCIAL STATEMENTS- continued
Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended June 30,
                                 Six Months Ended      ----------------------------------------------------------------------------
                                December 31, 1997            1997           1996           1995           1994           1993*
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
   throughout each period):
Net asset value - beginning of period      $ 9.07          $ 9.28         $10.13         $ 9.64         $10.50         $10.00
                                           ------          ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                 $ 0.26          $ 0.58         $ 0.64         $ 0.65         $ 0.63         $ 0.17
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                   (0.09)          (0.25)         (0.48)          0.70          (0.63)          0.33
                                           ------          ------         ------         ------         ------         ------
      Total from investment
        operations                         $ 0.17          $ 0.33         $ 0.16         $ 1.35           --           $ 0.50
                                           ------          ------         ------         ------         ------         ------
Less distributions declared to
 shareholders -
  From net investment income               $(1.21)         $(0.54)        $(0.48)        $(0.23)        $(0.31)          --
  In excess of net investment income         --              --             --             --            (0.55)          --
  From net realized gain on
    investments and foreign currency
    transactions                             --              --            (0.31)         (0.63)           --            --
  In excess of net realized gains on
    investments and foreign currency
    transactions                             --              --            (0.22)           --             --            --
                                           ------          ------         ------         ------         ------         ------
      Total distributions declared to
        shareholders                       $(1.21)         $(0.54)        $(1.01)        $(0.86)        $(0.86)          --
                                           ------          ------         ------         ------         ------         ------
Net asset value - end of period            $ 8.03          $ 9.07         $ 9.28         $10.13         $ 9.64         $10.50
                                           ======          ======         ======         ======         ======         ======
Total return                                1.80%++         3.40%          1.51%         15.10%        (0.57)%          5.00%++
Ratios (to average net
  assets)/Supplemental data(S):
  Expenses                                  0.65%+          0.65%          0.65%          0.72%          0.75%          0.80%+
  Net investment income                     5.68%+          6.09%          6.52%          6.66%          6.09%          5.53%+
Portfolio turnover                           288%            365%           425%           279%           212%            73%
Net assets at end of period
  (000 omitted)                           $36,892         $53,517        $62,807        $76,078        $42,364        $23,966

  *For the period from the commencement of the Fund's investment operations, September 30, 1992, through June 30, 1993.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The investment adviser voluntarily agreed to maintain the expenses of the Fund excluding the management fee at not more than 0% of the average daily net assets. To the extent that actual expenses were over these limitations, the net investment income per share and the ratios would have been;

    Net investment income                  $ 0.25          $ 0.55         $ 0.61         $ 0.61         $ 0.58         $ 0.15
    Ratios (to average net assets):
      Expenses##                            0.92%+          0.97%          0.95%          1.14%          1.23%          1.48%+
      Net investment income                 5.41%+          5.78%          6.22%          6.23%          5.61%          4.85%+
See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Global Fixed Income Fund (the Fund), formerly known as MFS(R) Institutional Worldwide Fixed Income Fund, is a nondiversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and interest rate swaps, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income-producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for nonhedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For nonhedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and nonhedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For nonhedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

At June 30, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $5,862,903 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2004.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of average daily net assets. The investment adviser has voluntarily agreed to pay expenses of the Fund in order to maintain total expenses at no more than 0.65% of the Fund's average net assets. This is reflected as a preliminary reduction of expenses in the statement of operations.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     Purchases            Sales
-------------------------------------------------------------------------------
U.S. government securities                         $28,696,331      $21,025,820
                                                   -----------      -----------
Investments (non-U.S. government securities)       $62,721,224      $65,393,364
                                                   -----------      -----------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $36,895,433
                                                                    -----------
Gross unrealized depreciation                                       $  (622,354)
Gross unrealized appreciation                                       $    84,986
                                                                    -----------
  Net unrealized depreciation                                       $  (537,368)
                                                                    ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                    Six months Ended December 31, 1997           Year Ended June 30, 1997
                                  ------------------------------------   --------------------------------
                                             Shares             Amount           Shares            Amount
----------------------------------------------------------------------------------------------------------
Shares sold                                 885,459       $  8,002,547          673,046       $ 6,204,635
Shares issued to shareholders in
 reinvestment of distributions              376,093          3,035,070          300,077         2,775,709
Shares reacquired                        (2,567,142)       (24,024,640)      (1,840,999)      (16,661,543)
                                         ----------       ------------        ---------       -----------
  Net decrease                           (1,305,590)      $(12,987,023)        (867,876)      $(7,681,199)
                                         ==========       ============        =========       ===========

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended December 31, 1997, was $73.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, interest rate swap contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                          1997 Calls                              1997 Puts
                               -------------------------------------  -------------------------------------
                                   Principal Amounts                      Principal Amounts
                                        of Contracts                           of Contracts
                                       (000 Omitted)        Premiums          (000 Omitted)        Premiums
-----------------------------------------------------------------------------------------------------------
Outstanding, beginning of period -
                                         ----------        --------               --------         -------
  British Pounds                              --         $    --                     4,166        $ 31,431
  Japanese Government Bond                    --              --                   482,000          38,009
Options written -
  Australian Dollar                           2,586          10,905                  --              --
  Deutsche Marks/British Pounds              10,005          50,133                 15,755          55,237
  Japanese Yen/Deutsche Marks               718,604          69,279                792,140          51,916
  Japanese Government Bond                1,140,000          20,682              1,779,000         141,536
  Japanese Yen                            1,999,621         303,689                629,651          43,053
Options terminated in closing
  transactions -
  Australian Dollar                          (2,586)        (10,905)                 --              --
  British Pounds                              --              --                    (4,166)        (31,431)
  DeutscheMarks/British Pounds              (10,005)        (50,133)               (15,755)        (55,237)
  Japanese Yen/Deutsche Marks              (362,027)        (28,529)              (792,140)        (51,916)
  Japanese Government Bond               (1,140,000)        (20,682)            (2,261,000)       (179,545)
  Japanese Yen                           (1,283,445)       (190,666)              (629,651)        (43,053)
Options expired -
  Japanese Yen/Deutsche Marks              (356,577)        (40,750)                 --              --
                                          ---------      ----------              ---------        --------
    Outstanding, end of period              716,176      $  113,023                  --           $  --
                                          =========      ==========              =========        ========
Options outstanding at end of
  period consist of -
  Japanese Yen                              716,176      $  113,023                  --           $  --
                                          =========      ==========              =========        ========

At December 31, 1997, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                          Net Unrealized
                                        Contracts to                         Contracts      Appreciation
            Settlement Date          Deliver/Receive  In Exchange for         at Value    (Depreciation)
--------------------------------------------------------------------------------------------------------
Sales               5/15/98  CAD          14,940,507      $10,585,307      $10,443,601      $   141,706
                    5/15/98  CHF          10,316,747        7,298,557        7,131,952          166,605
                    1/07/98  DEM          17,008,586        9,496,517        9,467,795           28,722
                    1/07/98  ESP         996,520,810        6,780,508        6,552,124          228,384
                    1/07/98  FIM          10,998,432        2,061,318        2,021,655           39,663
                    1/07/98  FRF          10,427,277        1,777,298        1,733,764           43,534
                    5/15/98  GBP           1,252,415        2,085,964        2,059,719           26,245
                    1/07/98  JPY         575,190,453        4,652,744        4,425,515          227,229
                    5/15/98  NLG              27,911           13,928           13,887               41
                                                          -----------      -----------      -----------
                                                          $44,752,141      $43,850,012      $   902,129
                                                          ===========      ===========      ===========
Purchases           5/15/98  CAD          20,335,278      $14,476,868      $14,226,166      $  (250,702)
                    5/15/98  CHF           6,973,922        4,862,769        4,804,159          (58,610)
                    5/15/98  DEM          34,017,171       19,352,919       19,004,849         (348,070)
                    5/18/98  ESP       1,367,322,570        9,189,793        9,000,158         (189,635)
                    1/07/98  FRF          31,591,993        5,371,801        5,252,864         (118,937)
                    5/15/98  GBP           1,873,502        3,095,334        3,074,814          (20,520)
                    1/07/98  JPY         518,089,823        4,343,294        3,986,183         (357,111)
                    1/07/98  NLG          10,535,798        5,384,759        5,202,461         (182,298)
                    1/07/98  NZD              27,911           13,825           16,202            2,377
                                                          -----------      -----------      -----------
                                                          $66,091,362      $64,567,856      $(1,523,506)
                                                          ===========      ===========      ===========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $971,225 with Swiss Bank and a net receivable of $38,220 with Banker's Trust, $288,420 with C.S. First Boston, $628,136 with Deutschebank, and $618,217 with Merrill Lynch at December 31, 1997.

At December 31, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT
To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Global Fixed Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Global Fixed Income Fund (one of the series comprising MFS Institutional Trust) as of December 31, 1997, the related statement of operations for the six months then ended, the statement of changes in net assets for the six months then ended and the year ended June 30, 1997 and the financial highlights for the six months ended December 31, 1997 and for each of the years in the five-year period ended June 30, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Institutional Global Fixed Income Fund at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998





                 --------------------------------------------
      This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                 IGF-3 2/98 .5M